Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Condensed Income Statement
Interest income	$10,895	11,008	10,621	10,812	10,409	32,524	31,847
Interest expense	885	883	849	906	912	2,617	2,422
Net interest income	10,010	10,125	9,772	9,906	9,497	29,907	29,425
Provision for loan losses	372	396	90	380	240	858	986
Net interest income after provision	9,638	9,729	9,682	9,526	9,257	29,049	28,439
Non-interest income	2,846	2,750	2,642	2,600	2,386	8,238	7,523
Non-interest expense	8,593	8,468	8,292	8,229	8,088	25,353	24,163
Income before income taxes	3,891	4,011	4,032	3,897	3,555	11,934	11,799
Provision for income taxes	995	1,043	1,068	1,013	922	3,106	3,209
Net income	$2,896	2,968	2,964	2,884	2,633	8,828	8,590
Accreted income on acquired loans	$223	304	343	292	255	870	1,934
Amortization of acquired deposit premiums	$0	0	27	34	46	27	443
Tax-equivalent net interest income	$10,432	10,538	10,166	10,298	9,874	31,136	30,500

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.48	0.48
Basic earnings per share	$0.29	0.30	0.30	0.29	0.26	0.89	0.89
Diluted earnings per share	$0.29	0.29	0.30	0.29	0.26	0.88	0.88
Book value per share	$14.70	14.66	14.39	14.12	14.22	14.70	14.22
Tangible book value per share	$11.24	11.17	10.88	10.58	10.66	11.24	10.66
Average basic shares outstanding	9,962,571	9,922,024	9,916,114	9,905,612	9,898,233	9,930,182	9,637,344
Average diluted shares outstanding	9,977,592	9,943,797	9,998,516	10,014,908	10,005,788	9,974,319	9,742,839
Shares outstanding at period end	9,993,695	9,937,262	9,931,788	9,925,547	9,903,294	9,993,695	9,903,294

Selected Financial Ratios
Return on average assets	0.87%	0.92%	0.93%	0.89%	0.82%	0.91%	0.95%
Return on average equity	7.82%	8.28%	8.37%	8.07%	7.51%	8.15%	8.55%
Dividend payout ratio	55.17%	53.33%	53.33%	55.17%	61.54%	53.93%	53.93%
Net interest margin (tax equivalent)	3.42%	3.55%	3.49%	3.46%	3.37%	3.49%	3.71%
Efficiency ratio (tax equivalent)	64.71%	63.73%	64.74%	63.80%	65.97%	64.39%	63.55%

Selected Balance Sheet Items
Investment securities and stock	$394,798	399,345	393,976	406,981	391,430

Loans:
Commercial and industrial	$40,097	45,153	45,324	45,275	45,325
Commercial, secured by real estate	467,512	455,654	430,179	419,633	407,264
Residential real estate	268,574	266,625	271,812	273,139	274,054
Consumer	18,752	18,545	17,925	18,510	19,283
Agricultural	15,872	13,605	12,589	13,479	16,016
Other, including deposit overdrafts	619	635	643	665	676
Deferred net origination costs	236	248	242	237	215
Loans, gross	811,662	800,465	778,714	770,938	762,833
Less allowance for loan losses	3,798	3,373	3,150	3,129	2,958
Loans, net	$807,864	797,092	775,564	767,809	759,875

Total earning assets	$1,222,614	1,201,563	1,180,719	1,178,750	1,168,629
Total assets	1,333,536	1,312,635	1,285,922	1,280,531	1,275,171
Total deposits	1,158,921	1,124,698	1,120,208	1,087,160	1,103,513
Short-term borrowings	16,989	30,541	11,668	37,387	14,931
Long-term debt	662	726	789	5,947	6,016

	Three Months Ended					Six Months Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Selected Balance Sheet Items, continued
Total shareholders’ equity	146,906	145,710	142,933	140,108	140,851
Equity to assets ratio	11.02%	11.10%	11.12%	10.94%	11.05%
Loans to deposits ratio	70.04%	71.17%	69.52%	70.91%	69.13%

Tangible common equity (TCE)	$111,946	110,541	107,567	104,529	105,063
Tangible common assets (TCA)	1,298,576	1,277,466	1,250,556	1,244,952	1,239,383
TCE/TCA	8.62%	8.65%	8.60%	8.40%	8.48%

Selected Average Balance Sheet Items
Investment securities and stock	$396,620	396,130	389,648	406,423	385,353	394,141	353,391

Loans	$800,729	784,324	772,204	764,440	760,159	785,807	732,600
Less allowance for loan losses	3,382	3,103	3,130	2,929	2,885	3,206	2,873
Net loans	$797,347	781,221	769,074	761,511	757,274	782,601	729,727

Total earning assets	$1,212,232	1,193,585	1,171,709	1,181,594	1,160,768	1,192,580	1,099,351
Total assets	1,323,532	1,303,073	1,278,014	1,285,114	1,267,171	1,301,620	1,204,909
Total deposits	1,147,981	1,133,403	1,104,330	1,107,214	1,099,730	1,128,642	1,042,879
Short-term borrowings	16,328	14,355	20,710	20,290	13,450	17,128	13,358
Long-term debt	684	747	1,256	5,970	6,040	895	6,247
Total shareholders’ equity	147,371	144,185	142,447	141,751	139,032	144,678	134,256
Equity to assets ratio	11.13%	11.06%	11.15%	11.03%	10.97%	11.12%	11.14%
Loans to deposits ratio	69.75%	69.20%	69.93%	69.04%	69.12%	69.62%	70.25%

Asset Quality
Net charge-offs	$(53)	173	69	209	161
Other real estate owned	270	682	846	846	1,208

Non-accrual loans	4,619	2,697	3,328	1,723	2,254
Loans past due 90 days or more and still accruing	20	369	99	559	130
Total nonperforming loans	$4,639	3,066	3,427	2,282	2,384

Net charge-offs to average loans	(0.03)%	0.09%	0.04%	0.11%	0.08%
Allowance for loan losses to total loans	0.47%	0.42%	0.40%	0.41%	0.39%
Nonperforming loans to total loans	0.57%	0.38%	0.44%	0.30%	0.31%
Nonperforming assets to total assets	0.37%	0.29%	0.33%	0.24%	0.28%

Assets Under Management
LCNB Corp. total assets	$1,333,536	1,312,635	1,285,922	1,280,531	1,275,171
Trust and investments (fair value)	293,808	284,118	274,297	283,193	258,675
Mortgage loans serviced	105,018	107,189	107,992	111,837	113,610
Business cash management	7,647	8,551	6,773	7,271	6,809
Brokerage accounts (fair value)	179,244	163,596	157,713	148,956	142,151
Total assets managed	$1,919,253	1,876,089	1,832,697	1,831,788	1,796,416

Non-GAAP Financial Measures
Net income	$2,896	2,968	2,964	2,884	2,633	8,828	8,590
Less (add) net gain (loss) on sales of securities, net of tax	202	183	245	108	0	630	219
Add merger-related expenses, net of tax	0	0	0	2	32	0	461
Core net income	$2,694	2,785	2,719	2,778	2,665	8,198	8,832
Basic core earnings per share	$0.27	0.28	0.27	0.28	0.27	0.83	0.92
Diluted core earnings per share	$0.27	0.28	0.27	0.28	0.27	0.82	0.91
Adjusted return on average assets	0.81%	0.86%	0.85%	0.86%	0.83%	0.84%	0.98%
Adjusted return on average equity	7.27%	7.77%	7.66%	7.77%	7.60%	7.57%	8.80%
Core efficiency ratio (tax equivalent)	66.24%	65.09%	66.67%	64.60%	65.57%	65.99%	62.41%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2016 (Unaudited)	December 31, 2015
ASSETS:
Cash and due from banks	$17,059	14,155
Interest-bearing demand deposits	16,154	832
Total cash and cash equivalents	33,213	14,987
Investment securities:
Available-for-sale, at fair value	346,391	377,978
Held-to-maturity, at cost	42,037	22,633
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	807,864	767,809
Premises and equipment, net	26,347	22,100
Goodwill	30,183	30,183
Core deposit and other intangibles	4,777	5,396
Bank owned life insurance	27,114	22,561
Other assets	9,240	10,514
TOTAL ASSETS	$1,333,536	1,280,531

LIABILITIES:
Deposits:
Noninterest-bearing	$259,043	250,306
Interest-bearing	899,878	836,854
Total deposits	1,158,921	1,087,160
Short-term borrowings	16,989	37,387
Long-term debt	662	5,947
Accrued interest and other liabilities	10,058	9,929
TOTAL LIABILITIES	1,186,630	1,140,423

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 and12,000,000 shares at September 30, 2016 and December 31, 2015, respectively; issued 10,747,322 and 10,679,174 shares at September 30, 2016 and December 31, 2015, respectively	76,367	76,908
Retained earnings	78,682	74,629
Treasury shares at cost, 753,627 shares at September 30, 2016 and December 31, 2015	(11,665)	(11,665)
Accumulated other comprehensive income, net of taxes	3,522	236
TOTAL SHAREHOLDERS' EQUITY	146,906	140,108
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,333,536	1,280,531

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
INTEREST INCOME:
Interest and fees on loans	$8,876	8,540	26,395	26,572
Interest on investment securities –
Taxable	1,152	1,094	3,528	2,983
Non-taxable	813	732	2,365	2,087
Other short-term investments	54	43	236	205
TOTAL INTEREST INCOME	10,895	10,409	32,524	31,847
INTEREST EXPENSE:
Interest on deposits	872	834	2,565	2,187
Interest on short-term borrowings	8	5	30	13
Interest on long-term debt	5	73	22	222
TOTAL INTEREST EXPENSE	885	912	2,617	2,422
NET INTEREST INCOME	10,010	9,497	29,907	29,425
PROVISION FOR LOAN LOSSES	372	240	858	986
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,638	9,257	29,049	28,439
NON-INTEREST INCOME:
Trust income	871	754	2,471	2,406
Service charges and fees on deposit accounts	1,276	1,314	3,712	3,655
Net gain (loss) on sales of securities	307	—	957	332
Bank owned life insurance income	193	156	553	470
Gains from sales of loans	73	34	175	288
Other operating income	126	128	370	372
TOTAL NON-INTEREST INCOME	2,846	2,386	8,238	7,523
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,642	4,340	13,737	13,011
Equipment expenses	279	324	767	914
Occupancy expense, net	550	570	1,707	1,749
State franchise tax	279	251	836	753
Marketing	162	176	530	559
Amortization of intangibles	189	189	564	510
FDIC insurance premiums	168	136	495	432
Other real estate owned	222	188	607	243
Merger-related expenses	—	49	—	641
Other non-interest expense	2,102	1,865	6,110	5,351
TOTAL NON-INTEREST EXPENSE	8,593	8,088	25,353	24,163
INCOME BEFORE INCOME TAXES	3,891	3,555	11,934	11,799
PROVISION FOR INCOME TAXES	995	922	3,106	3,209
NET INCOME	$2,896	2,633	8,828	8,590

Dividends declared per common share	$0.16	0.16	0.48	0.48
Earnings per common share:
Basic	0.29	0.26	0.89	0.89
Diluted	0.29	0.26	0.88	0.88
Weighted average common shares outstanding:
Basic	9,962,571	9,898,233	9,930,182	9,637,344
Diluted	9,977,592	10,005,788	9,974,319	9,742,839